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                                                                                                                       EXHIBIT 10(b)

                                              AMERICAN GENERAL LIFE INSURANCE COMPANY
                                                         -----------------
                                                         Corporate Markets
                                                         -----------------
                                                    Home Office: Houston, Texas

                                                         CORPORATE MARKETS
                                                  APPLICATION FOR LIFE INSURANCE

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  NAME OF [EMPLOYER] (OWNER): _______________ ABC CORP. _________________________________________________________________________

                              ___________________________________________________________________________________________________


  ADDRESS OF [EMPLOYER]:      _______________ 999 HERE STREET ___________________________________________________________________

                              _______________ SOMEWHERE, TX 77076 _______________________________________________________________

                              ___________________________________________________________________________________________________

  [EMPLOYER] TAX ID #         _______________ 999-9999999 _______________________________________________________________________

  PLAN OF INSURANCE:          _______________ CA-1 ______________________________________________________________________________


  BENEFICIARY:                _______________ ABC CORP. _________________________________________________________________________

                              ___________________________________________________________________________________________________

  Will this insurance replace, change, or use the cash value of any existing insurance policy or annuity by any
  company?   [x] NO    [ ] YES   (If "yes," indicate name of company.) __________________________________________________________

  IT IS AGREED THAT:
      1. This application, which includes the attached Schedule A, will be the basis for any life insurance issued in response to it.
      2. Application is made to the Company for life insurance on the lives of the individuals specified in Schedule A.
      3. The amount of insurance applied for on the life of each individual is specified in Schedule A.
      4. The plan of insurance applied for on the life of each individual listed in Schedule A shall be that specified in the PLAN OF INSURANCE section above.
      5. The beneficiary for each individual listed in Section A shall be that specified in the BENEFICIARY section above.
      6. NO INSURANCE WILL BECOME EFFECTIVE UNTIL ALL OF THE FOLLOWING HAVE BEEN RECEIVED BY THE COMPANY:
         A) THIS APPLICATION PROPERLY COMPLETED, SIGNED, AND DATED;
         B) CONSENT OF EACH PROPOSED INSURED AS REQUIRED UNDER STATE LAW;
         C) THE FIRST FULL PREMIUM.

  I represent that the statements and answers in this application are true and complete to the best of my knowledge and belief and that there exists between the Owner and each Proposed Insured a substantial economic interest.

  ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR INSURANCE POLICY IS SUBJECT TO CRIMINAL
  AND CIVIL PENALTIES.

  Signed at _________SOMEWHERE, TX __________________________     Date: _________ 4/30/99 __________________________________
                        (CITY, STATE)

  Signed for the Owner by the following duly authorized official:

  X ____________ SUE SMITH __________________________________      ____________________ PRESIDENT __________________________
                         SIGNATURE                                                        TITLE

  AGENT'S STATEMENT: Do you have knowledge or reason to believe that replacement is involved in this transaction?

  [x]  NO      [ ] YES        (If "yes," submit replacement forms where required.)

  ____________ 01023 ____________    ______________ BOB DOE _______________    X ______________ BOB DOE ______________________
          STATE LICENSE #                     AGENT'S NAME PRINTED                      SIGNATURE OF SOLICITING AGENT

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CM1014-31                                                                                                                        CM

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                                                            SCHEDULE A
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PROPOSED INSURED                                                                       FLEXIBLE
(ALPHABETICALLY,           DATE       SOCIAL        TOBACCO USAGE IN        INITIAL      TERM        DEATH     DEATH
LAST, FIRST,                OF       SECURITY        ANY FORM WITHIN       SPECIFIED     RIDER      BENEFIT   BENEFIT   ANNUAL
MIDDLE)            SEX     BIRTH      NUMBER       THE PAST 24 MONTHS?       AMOUNT      AMOUNT      OPTION     TEST    PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
Smith, Linda, C.    F    10/21/45   ###-##-####             N               50,000      500,000         1       CVAT     2,000
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Jones, Fred D.      M     11/1/50   ###-##-####             N               75,000      700,000         1       CVAT     4,000
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  I represent that, to the best of my knowledge and belief:
          (a) the Proposed Insureds have not been absent from work due to illness or medical treatment for a period of more than 5 consecutive days in the last 90 days; and
          (b) that the Proposed Insureds have been actively at work, full time, performing all duties of their regular occupations, at the customary place of employment (exclusive of weekends, holidays and vacations.) for the last 90 days.

  Signed for the Owner by the following duly authorized official:

  X ____________ Sue Smith ___________________      ____________ President ________________       ____________ 4/30/99 ____________
             OFFICER SIGNATURE                                     TITLE                                        DATE

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CM1014-31                                                                                                                         CM
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                                              AMERICAN GENERAL LIFE INSURANCE COMPANY
                                                         -----------------
                                                         Corporate Markets
                                                         -----------------
                                                    Home Office: Houston, Texas

                                                         CORPORATE MARKETS
                                                  APPLICATION FOR LIFE INSURANCE

------------------------------------------------------------------------------------------------------------------------------------

  NAME OF [EMPLOYER] (OWNER): _______________ ABC CORP. _________________________________________________________________________

                              ___________________________________________________________________________________________________


  ADDRESS OF [EMPLOYER]:      _______________ 999 HERE STREET ___________________________________________________________________

                              _______________ SOMEWHERE, TX 77076 _______________________________________________________________

                              ___________________________________________________________________________________________________

  [EMPLOYER] TAX ID #        _______________ 999-9999999 _______________________________________________________________________

  PLAN OF INSURANCE:          _______________ CA-1 ______________________________________________________________________________


  BENEFICIARY:                _______________ ABC CORP. _________________________________________________________________________

                              ___________________________________________________________________________________________________

  Will this insurance replace, change, or use the cash value of any existing insurance policy or annuity by any
  company?   [x] NO    [ ] YES   (If "yes," indicate name of company.) __________________________________________________________

  IT IS AGREED THAT:
      1. This application, which includes the attached Schedule A, will be the basis for any life insurance issued in response to it.
      2. Application is made to the Company for life insurance on the lives of the individuals specified in Schedule A.
      3. The amount of insurance applied for on the life of each individual is specified in Schedule A.
      4. The plan of insurance applied for on the life of each individual listed in Schedule A shall be that specified in the PLAN OF INSURANCE section above.
      5. The beneficiary for each individual listed in Section A shall be that specified in the BENEFICIARY section above.
      6. NO INSURANCE WILL BECOME EFFECTIVE UNTIL ALL OF THE FOLLOWING HAVE BEEN RECEIVED BY THE COMPANY:
         A) THIS APPLICATION PROPERLY COMPLETED, SIGNED, AND DATED;
         B) CONSENT OF EACH PROPOSED INSURED AS REQUIRED UNDER STATE LAW;
         C) THE FIRST FULL PREMIUM.

  I represent that the statements and answers in this application are true and complete to the best of my knowledge and belief and that there exists between the Owner and each Proposed Insured a substantial economic interest.

  ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR INSURANCE POLICY IS SUBJECT TO CRIMINAL
  AND CIVIL PENALTIES.

  Signed at _________SOMEWHERE, TX __________________________     Date: _________ 4/30/99 __________________________________
                        (CITY, STATE)

  Signed for the Owner by the following duly authorized official:

  X ____________ SUE SMITH __________________________________      ____________________ PRESIDENT __________________________
                         SIGNATURE                                                        TITLE

  AGENT'S STATEMENT: Do you have knowledge or reason to believe that replacement is involved in this transaction:

  [x]  NO      [ ] YES        (If "yes," submit replacement forms where required.)

  ____________ 01023 ____________    ______________ BOB DOE _______________    X ______________ BOB DOE ______________________
          STATE LICENSE #                     AGENT'S NAME PRINTED                      SIGNATURE OF SOLICITING AGENT

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CM1014-31                                                                                                                        CM

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                                                            SCHEDULE A
------------------------------------------------------------------------------------------------------------------------------------
PROPOSED INSURED                                                                       FLEXIBLE
(ALPHABETICALLY,           DATE       SOCIAL        TOBACCO USAGE IN        INITIAL      TERM        DEATH     DEATH
LAST, FIRST,                OF       SECURITY        ANY FORM WITHIN       SPECIFIED     RIDER      BENEFIT   BENEFIT   ANNUAL
MIDDLE)            SEX     BIRTH      NUMBER       THE PAST 24 MONTHS?       AMOUNT      AMOUNT      OPTION     TEST    PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
Smith, Linda, C.    F    10/21/45   ###-##-####             N               50,000      500,000         1       CVAT     2,000
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Jones, Fred D.      M     11/1/50   ###-##-####             N               75,000      700,000         1       CVAT     4,000
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  I represent that, to the best of my knowledge and belief:
          (a) the Proposed Insureds have not been absent from work due to illness or medical treatment for a period of more than 5 consecutive days in the last 90 days; and
          (b) that the Proposed Insureds have been actively at work, full time, performing all duties of their regular occupations, at the customary place of employment (exclusive of weekends, holidays and vacations.) for the last 90 days.

  Signed for the Owner by the following duly authorized official:

  X ____________ Sue Smith ___________________      ____________ President ________________       ____________ 4/30/99 ____________
             OFFICER SIGNATURE                                     TITLE                                        DATE

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CM1014-31                                                                                                                         CM
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